UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to Rule 14a-12

FS SPECIALTY LENDING FUND

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6 (i)(1) and 0-11.

3025 JFK Boulevard
Philadelphia, Pennsylvania 19104
June 9, 2026
Dear Fellow Shareholder:
You are cordially invited to attend the 2026 Annual Meeting of Shareholders of FS Specialty Lending Fund (the “Fund”) to be held on August 3, 2026 at 1:00 p.m., Eastern Time, at 3025 JFK Boulevard, Philadelphia, Pennsylvania 19104 (the “Annual Meeting”).
Your vote is very important! Your immediate response will help avoid potential delays and may save the Fund significant additional expenses associated with soliciting shareholder votes.
The Notice of Annual Meeting of Shareholders and proxy statement accompanying this letter provide an outline of the business to be conducted at the Annual Meeting. At the Annual Meeting, you will be asked to:
(i)
elect the following individuals as Class I Trustees, each of whom has been nominated for election for a three-year term expiring at the 2029 annual meeting of shareholders: (a) Charles P. Pizzi and (b) Pedro A. Ramos.

In addition to this proposal, you may be asked to consider any other matters that properly may be presented at the Annual Meeting or any adjournment or postponement of the Annual Meeting, including proposals to adjourn the Annual Meeting with respect to proposals for which insufficient votes to approve were cast, and, with respect to such proposals, to permit further solicitation of additional proxies by the Fund.
The Fund’s board of trustees unanimously recommends that you vote FOR the proposal to be considered and voted on at the Annual Meeting.
It is important that your shares be represented at the Annual Meeting. If you are unable to attend the Annual Meeting in person, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. If you prefer, you can save time by voting through the Internet or by telephone as described in the proxy statement and on the enclosed proxy card.
Your vote and participation in the governance of the Fund is very important.
Sincerely yours,
Michael C. Forman
Chairman, President and Chief Executive Officer

FS SPECIALTY LENDING FUND
3025 JFK Boulevard
Philadelphia, Pennsylvania 19104
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held On August 3, 2026
To the Shareholders of FS Specialty Lending Fund:
NOTICE IS HEREBY GIVEN THAT the 2026 Annual Meeting of Shareholders of FS Specialty Lending Fund, a Delaware statutory trust (the “Fund”), will be held at 3025 JFK Boulevard, Philadelphia, Pennsylvania 19104, on August 3, 2026 at 1:00 p.m., Eastern Time (the “Annual Meeting”), to:
(i)
elect the following individuals as Class I Trustees, each of whom has been nominated for election for a three-year term expiring at the 2029 annual meeting of shareholders: (a) Charles P. Pizzi and (b) Pedro A. Ramos.

In addition to this proposal, you may be asked to consider any other matters that properly may be presented at the Annual Meeting or any adjournment or postponement of the Annual Meeting, including proposals to adjourn the Annual Meeting with respect to proposals for which insufficient votes to approve were cast, and, with respect to such proposals, to permit further solicitation of additional proxies by the Fund.
The board of trustees has fixed the close of business on June 8, 2026 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and adjournments or postponements thereof.
The Fund’s proxy statement and the proxy card are available at www.proxyvote.com. If you plan on attending the Annual Meeting and voting your shares in person, you will need to bring photo identification in order to be admitted to the Annual Meeting. If your shares are held through a broker and you attend the Annual Meeting in person, please bring a legal proxy from your broker identifying you as the beneficial owner of the shares and authorizing you to vote your shares at the Annual Meeting. To obtain directions to the Annual Meeting, please call the Fund at (877) 628-8575.
By Order of the Board of Trustees,
Stephen S. Sypherd
General Counsel
June 9, 2026
Shareholders are requested to execute and return promptly the accompanying proxy card, which is being solicited by the board of trustees of the Fund. You may execute the proxy card using the methods described in the proxy card. Executing the proxy card is important to ensure a quorum at the Annual Meeting. Shareholders also have the option to authorize their proxies by telephone or through the Internet by following the instructions printed on the proxy card. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy, or by attending the Annual Meeting and voting in person.

FS SPECIALITY LENDING FUND
3025 JFK Boulevard
Philadelphia, Pennsylvania 19104
ANNUAL MEETING OF SHAREHOLDERS
To Be Held On August 3, 2026
PROXY STATEMENT
GENERAL
This proxy statement is furnished in connection with the solicitation of proxies by the board of trustees (the “Board”) of FS Specialty Lending Fund, a Delaware statutory trust (the “Fund”), for use at the 2026 Annual Meeting of Shareholders of the Fund to be held at 1:00 p.m., Eastern Time, on August 3, 2026, at 3025 JFK Boulevard, Philadelphia, Pennsylvania 19104, and any adjournments or postponements thereof (the “Annual Meeting”). This proxy statement and the accompanying materials are being mailed on or about June 10, 2026 to shareholders of record described below and are available at www.proxyvote.com.
All properly executed proxies representing common shares of beneficial interest, par value $0.001 per share (the “Common Shares”), received prior to the Annual Meeting will be voted in accordance with the instructions marked thereon. If no specification is made, the Shares will be voted FOR the proposal to:
(i)
elect the following individuals as Class I Trustees, each of whom has been nominated for election for a three-year term expiring at the 2029 annual meeting of shareholders: (a) Charles P. Pizzi and (b) Pedro A. Ramos (the “Trustee Election Proposal”).

Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise. Any shareholder who executes a proxy may revoke it with respect to any proposal by attending the Annual Meeting and voting his or her Shares in person, or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Annual Meeting.
Quorum
Shareholders of the Fund are entitled to one vote for each Common Share held. Under the Amended and Restated Declaration of Trust of the Fund, the holders of a majority of the Shares entitled to cast votes, present in person or by proxy, constitutes a quorum for the transaction of business. Abstentions and Shares represented by broker non-votes will be treated as Shares that are present for purposes of determining the presence of a quorum for transacting business at the Annual Meeting.
Adjournments
Whether or not a quorum is present, the Annual Meeting may be adjourned for any lawful purpose by the Fund’s Chair, the Trustees (or their designees) or a majority of the votes properly cast upon the question of adjourning a meeting. Any adjourned meeting may be held as adjourned one or more times without further notice not later than 180 days after the record date. Any business that might have been transacted at the Annual Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present.
If sufficient votes in favor of one or more proposals have been received by the time of the Annual Meeting, the proposals will be acted upon and such actions will be final, regardless of any subsequent adjournment to consider other proposals.
Record Date
The Board has fixed the close of business on June 8, 2026 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and adjournments or postponements thereof. As of the Record Date, there were 75,917,730.870 Common Shares outstanding.

Required Vote
Proposal	Vote Allowed and Impact	Vote Required
Proposal 1 – Trustee Election Proposal	Charles P. Pizzi and Pedro A. Ramos are to be elected by the holders of the Common Shares. Abstentions and Shares represented by broker non-votes will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote with respect to the Trustee Election Proposal. There will be no cumulative voting with respect to the Trustee Election Proposal.	Each trustee nominee shall be elected by a plurality of all the votes cast at the Annual Meeting by shareholders of the class or classes entitled to vote on such nominee, provided that a quorum is present. Plurality voting means that the trustee nominee with the most votes for a particular seat is elected for that seat. Each Share may be voted for as many individuals as there are trustee nominees and for whose election the share is entitled to be voted.
Broker Non-Votes and Voting Proxies
Shares for which brokers have not received voting instructions from the beneficial owners of the Shares and do not have, or choose not to exercise, discretionary authority to vote the Shares on certain proposals (which are considered “broker non-votes” with respect to such proposals) will be treated as Shares present for quorum purposes. Broker non-votes are not considered votes cast and thus have no effect on the Trustee Election Proposal.
Brokers holding Shares of the Fund in “street name” for the benefit of the beneficial owners of the Shares will request the instructions of such beneficial owners of the Shares on how to vote their Shares on the Trustee Election Proposal before the Annual Meeting. The Fund understands that, under the rules of the New York Stock Exchange (“NYSE”), such brokers may for certain “routine” matters, without instructions from the beneficial owners of the Shares, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker’s request for voting instructions.
The Trustee Election Proposal is uncontested and is considered a “routine” matter under the rules of NYSE, and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their Shares voted by brokers in favor of the Trustee Election Proposal. A properly executed proxy card or other authorization by a beneficial owner of the Shares that does not specify how the beneficial owner’s Shares should be voted on the Trustee Election Proposal may be deemed an instruction to vote such shares in favor of the Trustee Election Proposal.
Householding
Mailings for multiple shareholders going to a single household are combined by delivering to that address, in a single envelope, a copy of the documents (annual reports, proxy statements, etc.) or other communications for all shareholders who have consented or are deemed to have consented to receiving such communications in such manner in accordance with the rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”). If you do not want to continue to receive combined mailings of Fund communications and would prefer to receive separate mailings of Fund communications, and you are a registered shareholder, please contact Broadridge by phone at (866) 540-7095 or by mail to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. If you are a beneficial shareholder, you may contact the broker or bank where you hold the account to discontinue combined mailings of Fund communications.
Voting
You may vote at the Annual Meeting in person or by proxy in accordance with the instructions provided below. You may also authorize a proxy by telephone or through the Internet using the toll-free telephone number or web address printed on your proxy card. Authorizing a proxy by telephone or through the Internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or Internet link. Shareholders of the Fund are entitled to one vote for each Share held.
When voting by proxy and mailing your proxy card, you are required to:
•
indicate your instructions on the proxy card;

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date and sign the proxy card;

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mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and

•
allow sufficient time for the proxy card to be received on or before 1:00 p.m., Eastern Time, on August 3, 2026.

The Fund’s proxy statement and the proxy card are available at www.proxyvote.com. If you plan on attending the Annual Meeting and voting your Shares in person, you will need to bring photo identification in order to be admitted to the Annual Meeting. If your Shares are held through a broker and you attend the Annual Meeting in person, please bring a letter from your broker identifying you as the beneficial owner of the Shares and authorizing you to vote your Shares at the Annual Meeting.
Other Information Regarding This Solicitation
The Fund will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this proxy statement, the accompanying Notice of Annual Meeting of Shareholders and the proxy card. The Fund has requested that brokers, nominees, fiduciaries and other persons holding Shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. The Fund will reimburse such persons for their reasonable expenses in so doing.
In addition to the solicitation of proxies by mail, proxies may be solicited in person and by telephone or facsimile transmission by trustees, officers or regular employees of the Fund and its affiliates (without special compensation therefor). The Fund has also retained Broadridge Investor Communication Solutions, Inc. to assist in the solicitation of proxies for an estimated fee of approximately $20,000, plus out-of-pocket expenses. Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the shareholder in the same manner as the proxy being revoked and delivered to the Fund’s proxy tabulator.
Annual Reports
The Fund will furnish to its shareholders, free of charge, a copy of its most recent annual and semi- annual reports upon request to FS Specialty Lending Fund, Attn: Investor Relations, 3025 JFK Boulevard, Philadelphia, PA 19104.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
The following table sets forth, as of June 1, 2026, the beneficial ownership of the Fund’s current trustees, executive officers, each person known to the Fund to beneficially own 5% or more of the outstanding Common Shares, and all of the Fund’s executive officers and trustees as a group.
To the knowledge of the Fund, as of June 1, 2026, no persons beneficially owned more than 5% of the Fund’s outstanding Common Shares.
Beneficial ownership is determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and includes voting or investment power with respect to the Shares. There are no Shares subject to options that are currently exercisable or exercisable within 60 days of June 1, 2026. Ownership information for those persons who beneficially own 5% or more of the Shares is based upon information furnished by the Fund’s transfer agent and other information provided by such persons, if available.
	Common Shares Beneficially Owned as of June 1, 2026
Name and Address of Beneficial Owner(1)	Number of Common Shares	Percentage (%)(2)
Interested Trustees
Michael C. Forman	175,897.000(3)	*
Independent Trustees
Sidney R. Brown	11,542.840(4)	*
Gregory P. Chandler	12,994.310(5)	*
Richard I. Goldstein	38,407.132(6)	*
Charles P. Pizzi	3,667.000	*
Pedro A. Ramos	1,000.000	*
Executive Officers
William Goebel	2,680.730	*
Stephen S. Sypherd	1,320.000(7)	*
James F. Volk	402.000	*
All trustees and executive officers as a group (9 persons)	247,911.012	*

*
Less than one percent.

(1)
The address of each of the beneficial owners set forth above is c/o FS Specialty Lending Fund, 3025 JFK Boulevard, Philadelphia, Pennsylvania 19104.

(2)
Based on a total of 75,917,730.870 Common Shares issued and outstanding on June 1, 2026.

(3)
55,193.000 Shares held by The 2011 Forman Investment Trust; 97,744.000 Shares held in an IRA and 22,960.000 held indirectly by spouse. Michael C. Forman disclaims ownership of any Shares held by The 2011 Forman Investment Trust, Future Standard (f/k/a FS Investments), or any subsidiary thereof, that exceed his pecuniary interest therein, and the inclusion of these Shares in this report shall not be deemed an admission of beneficial ownership of all reported shares for purposes of this report, Section 16, or any other purpose.

(4)
Includes 4,978.530 Common Shares held by NFI International, Ltd., a company of which Mr. Brown is a principal interest holder, and 6,564.310 shares held in trust.

(5)
5,534.31.000 Shares held in a 401(k) account.

(6)
20,000.000 Shares held in an IRA and 3,710 Shares held indirectly by spouse.

(7)
Shares held in a joint account with spouse.

DOLLAR RANGE OF SECURITIES BENEFICIALLY OWNED BY TRUSTEES
The following table sets forth, as of June 1, 2026, the dollar range of the Fund’s equity securities that are beneficially owned by each member of the Board.
Name of Trustee	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Trustees:
Michael C. Forman	Over $100,000
Independent Trustees:
Sidney R. Brown	Over $100,000
Gregory P. Chandler	Over $100,000
Richard I. Goldstein	Over $100,000
Charles P. Pizzi	$50,000 – $100,000
Pedro A. Ramos	$10,001 – $50,000

(1)
Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) promulgated under the Exchange Act.

(2)
The dollar range of equity securities beneficially owned by the Fund’s trustees is calculated in accordance with the applicable account statement rules of The Financial Industry Regulatory Authority, Inc.

(3)
The dollar range of equity securities beneficially owned are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 or over $100,000.

PROPOSAL 1: ELECTION OF TRUSTEE NOMINEES
Background
Pursuant to the Amended and Restated Declaration of Trust of the Fund, the number of trustees on the Board may not be fewer than two and no greater than fifteen. The Board currently has six Trustees, each of whom will hold office for the term to which he or she was elected and until his or her successor is duly elected and qualified. Pursuant to the Amended and Restated Declaration of Trust, the seven Trustees are currently divided into three classes (each a “Class”): Class I, Class II and Class III. Each class of Trustees holds office for a three-year term. The current Class I Trustees hold office for a term expiring at the Annual Meeting. The current Class II Trustees hold office for a term expiring at the 2027 annual meeting. The current Class III Trustees hold office for a term expiring at the 2028 annual meeting.
At the Annual Meeting, shareholders of the Fund are being asked to consider the election of Charles P. Pizzi and Pedro A. Ramos as Class I Trustees. Each of Charles P. Pizzi and Pedro A. Ramos have been nominated for re-election for a three-year term expiring at the 2029 annual meeting of the shareholders. Each Trustee nominee has agreed to serve as a Trustee if re-elected and has consented to being named as a nominee. No person being nominated as a Trustee is being proposed for election pursuant to any agreement or understanding between such person and the Fund.
Charles P. Pizzi and Pedro A. Ramos are to be elected by the holders of the Common Shares.
A shareholder can vote for, or withhold his or her vote from, any or all of the trustee nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of each of the trustee nominees named above. If any of the trustee nominees should decline or be unable to serve as a trustee, the persons named as proxies will vote for such other nominee as may be proposed by the Board’s Nominating and Corporate Governance Committee. The Board has no reason to believe that any of the persons named as trustee nominees will be unable or unwilling to serve.
Information about the Board and Trustee Nominees
The role of the Board is to provide general oversight of the Fund’s business affairs and to exercise all of the Fund’s powers except those reserved for the shareholders. The responsibilities of the Board also include, among other things, the oversight of the Fund’s investment activities, the oversight of the quarterly valuation of the Fund’s assets, oversight of the Fund’s financing arrangements and corporate governance activities.
A majority of the members of the Board are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of the Fund or the Fund’s investment adviser, FS Specialty Lending Advisor, LLC (“Adviser”), and are “independent” as defined by Rule 303A.00 in the NYSE Listed Fund Manual. These individuals are referred to as the Fund’s “independent trustees”. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Fund. The members of the Board who are not independent trustees are referred to as “interested trustees”. The Board is currently comprised of six trustees, five of whom are independent trustees. The Board has determined that the following trustees are independent trustees: Sidney R. Brown, Gregory P. Chandler, Richard I. Goldstein, Charles P. Pizzi and Pedro A. Ramos. Based upon information requested from each trustee and trustee nominee concerning his or her background, employment and affiliations, the Board has affirmatively determined that none of the independent trustees has, or within the last two years had, a material business or professional relationship with the Fund, other than in his or her capacity as a member of the Board or any Board committee or as a shareholder.
In considering each trustee and the composition of the Board as a whole, the Board seeks a diverse group of experiences, characteristics, attributes and skills, including diversity in gender, race and national origin that the Board believes enables a trustee to make a significant contribution to the Board, the Fund and its shareholders. These experiences, characteristics, attributes and skills, which are more fully described below, include, but are not limited to, experience, including experience with investment companies and other organizations of comparable purpose, skills and expertise. The Board may also consider such other experiences, characteristics, attributes and skills as it deems appropriate, given the then-current needs of the Board and the Fund.

These experiences, characteristics, attributes and skills relate directly to the management and operations of the Fund. Success in each of these categories is a key factor in the Fund’s overall operational success and creating shareholder value. The Fund believes that trustees and trustee nominees who possess these experiences, characteristics, attributes and skills are better able to provide oversight of the Fund’s management and the Fund’s long-term and strategic objectives. Below is a description of the experience, characteristics, attributes and skills of each trustee that led the Board to conclude that each such person should serve as a trustee. The Board also considered the specific experience described in each trustee’s biographical information, as disclosed below.
The following tables set forth certain information regarding the trustee nominees and the Fund’s other independent trustees and interested trustees.
NOMINEES FOR CLASS I TRUSTEES
Name, Address(1), Age and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Registered Investment Companies in Fund Complex(2) Overseen by Trustee	Other Public Directorships Held by Trustee During Past 5 Years
Independent Trustees
Charles P. Pizzi Age: 75 Trustee	Current term expires in 2026. Has served since 2012
Mr. Pizzi is the retired president, director and chief executive officer of Tasty Baking Fund, manufacturer of Tastykake branded snack cakes. He served in these positions from 2002 to May 2011. Prior to leading Tasty Baking Fund, Mr. Pizzi served as president and chief executive officer of the Greater Philadelphia Chamber of Commerce, vice-chairman of the American Chamber of Commerce Executives and chairman of the Metro Council of Presidents.
His career also includes work with the transition teams for the former Pennsylvania Governor Tom Ridge and the former Philadelphia Mayor Ed Rendell. Mr. Pizzi has also served as Commerce Director for the City of Philadelphia. He has been a trustee of Brandywine Realty Trust since 1996, serving on the audit committee and as a chair of the compensation committee, the chairman of the board of directors of Independence Health Group (“IHG”) where he has been a member since 1991, trustee of Pennsylvania Real Estate Investment Trust since May 2013 and a director of Drexel University since 1991. Mr. Pizzi has also been a Trustee Emeritus at Drexel University since 2023. Since 2020, Mr. Pizzi is also a trustee of Mistras Group Inc., a multinational provider of integrated technology-enabled asset
			One	Brandywine Realty Trust; FS Credit Opportunities Corp.; PHH Corporation; Pennsylvania Real Estate Investment Trust; Mistras Group, Inc.; AmeriHealth Caritas

Name, Address(1), Age and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Registered Investment Companies in Fund Complex(2) Overseen by Trustee	Other Public Directorships Held by Trustee During Past 5 Years

protection solutions. He serves on the Board of AmeriHealth Caritas, a subsidiary of IHG and a provider of Medicaid service, and previously served as chairman. Mr. Pizzi was a director of the Federal Reserve Bank of Philadelphia from 2006 to December 2011, serving as chairman from January 2010 to December 2011. He also previously served as a director of the Philadelphia Stock Exchange from 1998 until it was acquired by NASDAQ in July 2008, on the board of governors of NASDAQ OMX PHLX, Inc. from August 2008 to March 2009 and as a director of Allied Security Holdings LLC from 2011 to 2016. Mr. Pizzi holds a bachelor’s degree from LaSalle University and a master’s degree from the University of Pennsylvania.
Mr. Pizzi has significant experience as an executive and director at various companies and governmental organizations. This experience has provided Mr. Pizzi, in the opinion of the Board, with experience and insight which is beneficial to the Fund.

Pedro A. Ramos Age: 61 Trustee	Current term expires in 2026. Has served since 2018	Pedro A. Ramos has served as the president and chief executive officer of The Philadelphia Foundation, or TPF, since August 2015, a charitable foundation that builds, manages and distributes philanthropic resources to improve lives in the greater Philadelphia region. Prior to joining TPF, he was a partner with the law firm of Schnader, Harrison, Segal & Lewis LLP (“Schnader”) where he advised clients in the business, nonprofit and government sectors, focusing on transactions, financings, compliance, risk management and investigations. From June 2009 until the firm’s attorneys joined Schnader in August 2013, Mr. Ramos was a partner with the law firm of Trujillo, Rodriguez & Richards, LLC and led the firm’s government, education and social sector practice. From June 2007 to June 2009,	One	Independence Health Group, Inc.

Name, Address(1), Age and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Registered Investment Companies in Fund Complex(2) Overseen by Trustee	Other Public Directorships Held by Trustee During Past 5 Years
Mr. Ramos was a partner with the law firm of Blank Rome LLP in its employment, benefits and labor group and its government relations practice. Mr. Ramos previously served as Managing Director of the City of Philadelphia from April 2005 to June 2007 and as City Solicitor from March 2004 to April 2005. Before working for the City of Philadelphia, Mr. Ramos served as vice president and chief of staff to the president of the University of Pennsylvania from January 2002 to March 2004. From September 1992 to January 2002, Mr. Ramos served as an associate and partner with the law firm of Ballard Spahr Andrews & Ingersoll, LLP in its employee benefits group. From November 2011 to October 2013, Mr. Ramos served as the chairman of the School Reform Commission, which oversees the School District of Philadelphia. Mr. Ramos served on the Board of the School District of Philadelphia from December 1995 through December 2001, with his last two years as president of that board. Mr. Ramos has served as a director of Independence Health Group, Inc. since 2015. A civic leader, Mr. Ramos has served as director of the Greater Philadelphia Chamber of Commerce since October 2016 and on its executive committee from October 2017 to October 2023. An Eisenhower Fellow since 2000, he was elected to be a trustee and member of the executive committee of the Eisenhower Exchange Fellowships in 2022. Mr. Ramos has also served as a Trustee of Temple University since October 2024. Mr. Ramos’ extensive service in the private and public sectors has provided him, in the opinion of the Board, with experience and insight which is beneficial to the Fund.

CLASS II AND CLASS III TRUSTEES
Name, Address(1), Age and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Registered Investment Companies in Fund Complex(2) Overseen by Trustee	Other Public Directorships Held by Director During Past 5 Years
Independent Trustees
Gregory P. Chandler Age: 59 Trustee	Current term to expire in 2027. Has served since 2010
Mr. Chandler is the retired chief financial officer of Herspiegel Consulting LLC (“Herspiegel”), a leading pharmaceutical and biotech consulting firm. Prior to Herspiegel, Mr. Chandler acted as chief financial officer of Emtec, Inc. (“Emtec”), a global information technology services provider, from May 2009 to April 2020.
Mr. Chandler also presently serves as director and chairman of the audit committee of the RBB Funds and the Wilmington Funds. Mr. Chandler’s degrees include a B.S. in Engineering from the United States Military Academy at West Point and an M.B.A. from Harvard Business School. He is also a Certified Public Accountant (inactive).
Mr. Chandler began his career as an officer in the United States Army. After business school he spent four years with PricewaterhouseCoopers LLP (“PwC”), and its predecessor, Coopers and Lybrand, where he assisted companies in the “Office of the CFO Practice” and also worked as a certified public accountant. During his tenure at PwC he spent the majority of his time in the investment Fund practice. He was also an Investment Banker for 10 years leading the Business and IT services practice at Janney Montgomery Scott LLC prior to his CFO positions.
Mr. Chandler has extensive experience in valuations and in negotiating debt, equity and mergers and acquisitions transactions in a variety of industries with both public and private companies. In addition, Mr. Chandler has experience managing the audits of mutual funds, hedge funds and venture capital funds. This experience has provided Mr. Chandler, in the opinion of the Board, with experience and insight which is beneficial to the Fund.
			One	Emtec, Inc.; RBB Funds; overseeing ninety-one portfolios; Wilmington Funds overseeing ten portfolios

Name, Address(1), Age and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Registered Investment Companies in Fund Complex(2) Overseen by Trustee	Other Public Directorships Held by Director During Past 5 Years
Richard I. Goldstein Age: 65 Trustee	Current term expires in 2027. Has served since 2010
Mr. Goldstein has served as the Predecessor Fund’s lead independent trustee since March 2015. Mr. Goldstein also serves as a member of the board of directors of FS KKR Capital Corp. and has served in such role since April 2015. Mr. Goldstein also serves as a member of the board of trustees of KKR FS Income Trust and KKR FS Income Trust Select and has served in such roles since October 2022 and May 2023 respectively. He currently acts as chief operating officer of Radius Global Infrastructure Inc. since 2020 and also served as a managing trustee of Liberty Associated Partners, LP (“LAP”), since 2000 and Associated Partners, LP, or AP, since 2006, both investment funds that make private and public market investments in communications, media, internet and energy companies. Prior to joining LAP and AP, Mr. Goldstein was vice president of The Associated Group, Inc. (“AGI”), a multi- billion dollar publicly-traded owner and operator of communications-related businesses and assets. While at AGI, he assisted in establishing Teligent, Inc., of which he was a trustee, and was responsible for operating AGI’s cellular telephone operations. Mr. Goldstein has also served as a director of Ubicquia since 2017. He also served as a member of the board of trustees of The Shipley School from 2009 through 2014 and has counseled many early stage companies. Mr. Goldstein received a B.S. in Business and Economics from Carnegie Mellon University and received training at the Massachusetts Institute of Technology in Management Information Systems.
Mr. Goldstein has extensive experience as a senior executive and in negotiating investment transactions in a variety of industries, including in the energy industry. This experience has provided Mr. Goldstein, in the opinion of the Board, with experience and insight which is beneficial to the Fund.
			One	FS KKR Capital Corp.; KKR FS Income Trust; KKR FS Income Trust Select

Name, Address(1), Age and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Registered Investment Companies in Fund Complex(2) Overseen by Trustee	Other Public Directorships Held by Director During Past 5 Years
Sidney R. Brown Age: 69 Trustee	Current term to expire in 2028. Has served since 2011
Mr. Brown has served as the chief executive officer of NFI, Inc. (“NFI”), a premier integrated supply chain solutions Fund, since the late 1990s. NFI, founded in 1932 as National Hauling, has evolved from a trucking Fund in a regulated environment into one of the largest privately-held third-party logistics companies in the United States. NFI in North America now consists of logistics, warehousing and distribution, transportation, intermodal, real estate, transportation brokerage, contract packaging, solar, global freight forwarding and NFI Canada. From 1990 to 2017, Mr. Brown served in various capacities with Sun National Bank, including chairman and interim chief executive officer. In addition, Mr. Brown is a general partner of various real estate companies having extensive holdings with an emphasis on development and management of commercial and industrial real estate. He began his career working for Morgan Stanley in New York City as a financial analyst in the corporate finance department of the investment bank. Mr. Brown has served as a trustee of J & J Snack Foods Corp. since 2004, and currently serves on the board of trustees of Cooper Health System. Mr. Brown also served as a director of Sun National Bank from 1990 to 2016, and as chairman from 2013 to 2016. Mr. Brown received a B.S.B.A. in Finance from Georgetown University and an M.B.A. from Harvard University.
Mr. Brown has served as a member of various boards for publicly-traded companies. In addition, his service as chief executive officer of NFI has provided him, in the opinion of the Board, with experience and insight which is beneficial to the Fund.
			One	Sun National Bank; J&J Snack Foods Corp.; Cooper Health System

Name, Address(1), Age and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Registered Investment Companies in Fund Complex(2) Overseen by Trustee	Other Public Directorships Held by Director During Past 5 Years
Interested Trustee
Michael C. Forman Age: 65 Chairman, President and Chief Executive Officer	Current term expires in 2028. Has served since January 2013
Michael C. Forman is chairman and chief executive officer of Future Standard and has been leading the company since its founding. He has served as the chairman and chief executive officer of the Adviser since its inception. He currently serves as chairman, president and/or chief executive officer of other funds sponsored by Future Standard and its affiliates. Prior to founding Future Standard, Mr. Forman founded a private equity and real estate investment firm. He started his career as an attorney in the Corporate and Securities Department at the Philadelphia- based law firm of Klehr Harrison Harvey Branzburg LLP. In addition to his career as an attorney and investor, Mr. Forman has been an active entrepreneur and has founded several companies, including companies engaged in the gaming, specialty finance and asset management industries. Mr. Forman is a member of a number of civic and charitable boards, including The Philadelphia Equity Alliance, Drexel University and the Philadelphia Center City District Foundation. Mr. Forman received his B.A., summa cum laude, from the University of Rhode Island, where he was elected Phi Beta Kappa, and received his J.D. from Rutgers University. Mr. Forman has extensive experience incorporate and securities law and has founded and served in a leadership role of various companies, including the Adviser.
Mr. Forman’s experience and his positions as the Fund’s and the Adviser’s chief executive officer make him a significant asset to the Fund.
			Three	FS Series Trust; FS Credit Income Fund; FS Credit Real Estate Income Trust, Inc.; FS Credit Opportunities Corp.; FS KKR Capital Corp.; KKR FS Income Trust; and KKR FS Income Trust Select.

(1)
The address for each director nominee is c/o FS Specialty Lending Fund, 3025 JFK Boulevard, Philadelphia, Pennsylvania 19104.

(2)
The registered investment companies in the “Fund Complex” consist of the Fund, FS Credit Income Fund and FS Credit Opportunities Corp.

Risk Oversight and Board Structure
Board’s Role in Risk Oversight
Through its direct oversight role, and indirectly through its committees, the Board performs a risk oversight function for the Fund consisting of, among other things, the following activities: (1) at regular and special Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Fund; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Fund and the Adviser; (3) reviewing investment strategies, techniques and the processes used to manage related risks; (4) overseeing the Fund’s investment valuation process through the Fund’s Adviser that operates pursuant to authority assigned to it by the Board; (5) overseeing the Fund’s cyber security risk management program through the Fund’s Audit Committee; (6) meeting with representatives of, or reviewing reports prepared by or with respect to, key service providers, including the investment adviser, administrator, transfer agent, custodian and independent registered public accounting firm of the Fund, to review and discuss the activities of the Fund and to provide direction with respect thereto; (7) reviewing periodically, and at least annually, the Fund’s fidelity bond, trustees and officers, and errors and omissions insurance policies and such other insurance policies as may be appropriate; and (8) overseeing the Fund’s accounting and financial reporting processes, including supervision of the Fund’s independent registered public accounting firm to ensure that they provide timely analyses of significant financial reporting and internal control issues; and (9) overseeing the services of the Fund’s chief compliance officer to test its compliance procedures and those of its service providers.
The Board also performs its risk oversight responsibilities with the assistance of the Fund’s chief compliance officer. The Board receives a quarterly report from the chief compliance officer, who reports on, among other things, the Fund’s compliance with applicable securities laws and its internal compliance policies and procedures. In addition, the Fund’s chief compliance officer prepares a written report annually evaluating, among other things, the adequacy and effectiveness of the compliance policies and procedures of the Fund and certain of its service providers. The chief compliance officer’s report, which is reviewed by the Board, addresses at a minimum: (1) the operation and effectiveness of the compliance policies and procedures of the Fund and certain of its service providers since the last report; (2) any material changes to such policies and procedures since the last report; (3) any recommendations for material changes to such policies and procedures as a result of the chief compliance officer’s annual review; and (4) any material compliance matters that have occurred since the date of the last report about which the Board would reasonably need to know to oversee the Fund’s compliance activities and risks. The chief compliance officer also meets separately in executive session with the Independent Trustees at least once each year. In addition to compliance reports from the Fund’s chief compliance officer, from time to time, the Board also receives reports and updates from from legal counsel to the Fund regarding regulatory, compliance and governance matters.
Board Composition and Leadership Structure
Mr. Forman, who is an “interested person” of the Fund (as defined in Section 2(a)(19) of the 1940 Act), serves as both the chief executive officer of the Fund and chairman of the Board. The Board believes that Mr. Forman, as chief executive officer of the Fund, is the trustee with the most knowledge of the Fund’s business strategy and is best situated to serve as chair of the Board. The Fund’s Charter, as well as the 1940 Act requirement for closed-end funds, requires that a majority of the Board be persons other than “interested persons” of the Fund, as defined in Section 2(a)(19) of the 1940 Act.
While the Fund currently does not have a policy mandating a lead independent trustee, the Board believes that having an independent trustee fill the lead trustee role is appropriate. Mr. Goldstein currently serves as lead independent trustee. The lead Independent Trustee, among other things, works with the chair of the Board in the preparation of the agenda for each Board meeting and in determining the need for special meetings of the Board, chairs any meeting of the Independent Trustees in executive session, facilitates communications between other members of the Board and the chair of the Board and/or the chief executive officer and otherwise consults with the chair of the Board and/or the chief executive officer on matters relating to corporate governance and Board performance.

The Board, after considering various factors, has concluded that its structure is appropriate given the current size and complexity of the Fund and the extensive regulation to which Fund will be subject as a registered closed-end fund.
Board Meetings and Attendance
The Board met ten times during the fiscal year ended December 31, 2025, including four regular quarterly meetings. During the fiscal year ended December 31, 2025, each trustee, except for Mr. Brown, attended at least 75% of all meetings of the Board and Board committees on which he or she served (held during the period that such trustee served). The Fund does not have a formal policy regarding trustee attendance at an annual meeting of shareholders.
Committees of the Board of Trustees
The Board has established two standing committees of the Board, which consist of an Audit Committee and a Nominating and Corporate Governance Committee. The Board has not established a standing compensation committee because the executive officers of the Fund do not receive any direct compensation from the Fund. The Board, as a whole, participates in the consideration of trustee compensation and decisions on trustee compensation are based on, among other things, a review of data of comparable closed-end funds. The Board may also engage compensation consultants from time-to-time, following consideration of certain factors related to such consultants’ independence.
Audit Committee
The Board has established an Audit Committee that operates pursuant to a charter and consists of three members, including a Chairman of the Audit Committee. The Audit Committee members are currently Messrs. Chandler (Chairman), Pizzi, Goldstein, and Ramos, each an Independent Trustee. The Board has determined that Mr. Chandler is an “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K promulgated under the Exchange Act. The primary function of the Audit Committee is to oversee the integrity of the Fund’s accounting policies, financial reporting process and system of internal controls regarding finance and accounting policies. The Audit Committee is responsible for selecting, engaging and discharging the Fund’s independent accountants, reviewing the plans, scope and results of the audit engagement with the Fund’s independent accountants, approving professional services provided by the Fund’s independent accountants (including compensation therefor), and reviewing the independence of the Fund’s independent accountants. Additionally, the Audit Committee is responsible for overseeing the Adviser’s implementation of the Fund’s valuation process and the Fund’s cybersecurity matters. The Audit Committee held eight meetings during the fiscal year ended December 31, 2025. The Audit Committee charter can be accessed via the Fund’s website at https://www.futurestandard.com/investments/fs-specialty-lending-fund/corporate-governance.
Nominating and Corporate Governance Committee
The Board has established a Nominating and Corporate Governance Committee that operates pursuant to a charter and currently consists of three members, including a Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee members are Messrs. Brown and Pizzi, both of whom are independent. The primary function of the Nominating and Corporate Governance Committee is to consider and make recommendations to the Board regarding certain governance matters, including selection of trustees for election by shareholders, selection of trustee nominees to fill vacancies on the Board or a committee thereof, development and revision, as appropriate, of applicable corporate governance documentation and practices and oversight of the evaluation of the Board. The Nominating and Corporate Governance Committee held two meetings during the fiscal year ended December 31, 2025.
With respect to nominating trustee candidates, the Nominating and Corporate Governance Committee takes into consideration such factors as it deems appropriate. Among the qualifications considered in the selection of candidates, the Nominating and Corporate Governance Committee considers the following attributes and criteria of candidates: experience, including experience with investment companies and other organizations of comparable purpose, skills, expertise, diversity, including diversity of gender, race and national origin, personal and professional integrity, time availability in light of other commitments, conflicts of interest and such other relevant factors that the Nominating and Corporate Governance Committee considers appropriate in the context of the needs of the Board, including, when applicable, to enhance the ability of the Board or committees of the Board to fulfill their duties and/or to satisfy any independence or other applicable requirements imposed by law, rule, regulation or listing standard including, but not limited to, the 1940 Act and rules promulgated by the SEC. Each of the trustee nominees was approved by the members of the Nominating and Corporate Governance Committee and the entire Board.
The Nominating and Corporate Governance Committee considers candidates suggested by its members and other Board members, as well as the Fund’s management and shareholders. A shareholder who wishes to recommend a prospective nominee for the Board must provide notice to the Secretary of the Fund in accordance with the requirements set forth in the Fund’s bylaws, which are described in greater detail under the heading “Submission of Shareholder Proposals.” Nominees for trustee who are recommended by shareholders will be evaluated in the same manner as any other nominee for trustee. The Nominating and Corporate Governance Committee charter can be accessed via the Fund’s website at https://www.futurestandard.com/investments/fs-specialty-lending-fund/corporate-governance.
Communications Between Interested Parties and the Board
The Board welcomes communications from interested parties. Interested parties may send communications to the Board or to any particular trustee to the following address: c/o FS Specialty Lending Fund, 3025 JFK Boulevard, Philadelphia, Pennsylvania 19104. Interested parties should indicate clearly the trustee or trustees to whom the communication is being sent so that each communication may be forwarded directly to the appropriate trustee(s).
Information about Executive Officers Who Are Not Trustees
The following table sets forth certain information regarding the executive officers of the Fund who are not trustees of the Fund. Each executive officer holds his office until his successor is chosen and qualified, or until his earlier resignation or removal.
Name, Address(1) and Age	Position(s) with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
William Goebel Age: 51	Chief Financial Officer & Treasurer	Since 2026	William Goebel has served as Chief Financial Officer and Treasurer of the Fund since 2026. Mr. Goebel has also served as Chief Financial Officer and Treasurer of FS Credit Income Fund and FS Credit Opportunities Corp since 2026. Mr. Goebel has served as Chief Accounting Officer of KKR FS Income Trust and KKR FS Income Trust Select since inception and has served as FS KKR Capital Corp’s Chief Accounting Officer since October 2019. Mr. Goebel also previously served as Chief Accounting Officer of FSKR until the Merger. Mr. Goebel is also a Managing Director of Future Standard. Prior to joining Future Standard, Mr. Goebel held a senior manager audit position with Ernst & Young LLP in the firm’s asset management practice from 2003 to January 2011, where he was responsible for the audits of regulated investment companies, private investment

Name, Address(1) and Age	Position(s) with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
partnerships, investment advisers and broker-dealers. Mr. Goebel began his career at a regional public accounting firm, Tait, Weller and Baker LLP, in 1997. Mr. Goebel received a B.S. in Economics from the Wharton School of the University of Pennsylvania in 1997. He is a Certified Public Accountant and a CFA charterholder.
Stephen S. Sypherd Age: 49	General Counsel	Since 2013	Stephen S. Sypherd has served as the General Counsel for the Fund since 2013. He also serves as Secretary, General Counsel, Vice President and/ or Treasurer of other funds sponsored by Future Standard. Mr. Sypherd has also served in various senior officer capacities for Future Standard and its affiliated investment advisers, including as senior vice president from December 2011 to August 2014, general counsel since January 2013 and managing director since August 2014. He is responsible for legal and compliance matters across all entities and investment products of Future Standard. Prior to joining Future Standard, Mr. Sypherd served for eight years as an attorney at Skadden, Arps, Slate, Meagher & Flom LLP, where he practiced corporate and securities law. Mr. Sypherd received his B.A. in Economics from Villanova University and his J.D. from the Georgetown University Law Center, where he was an executive editor of the Georgetown Law Journal.
James F. Volk Age: 63	Chief Compliance and Anti-Money Laundering Officer	Since 2015	James F. Volk has served as the Chief Compliance and Anti-Money Laundering Officer of the Fund since 2015. Mr. Volk also serves as the chief compliance officer of the other funds sponsored by Future Standard. He is responsible for all compliance and regulatory issues affecting the Fund and the foregoing funds. Prior to joining Future Standard and its affiliated investment advisers in October 2014, Mr. Volk was the chief compliance officer, chief accounting officer and head of traditional fund operations at SEI’s Investment Manager Services market unit. Mr. Volk was also formerly the assistant chief accountant at the SEC’s Division of Investment Management and a senior manager for

Name, Address(1) and Age	Position(s) with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
PricewaterhouseCoopers. Mr. Volk graduated from the University of Delaware with a B.S. in Accounting and is currently an inactive Certified Public Accountant.

(1)
The address for each executive officer is c/o FS Specialty Lending Fund, 3025 JFK Boulevard, Philadelphia, Pennsylvania 19104.

Code of Business Conduct and Ethics
The Fund has adopted a code of business conduct and ethics (as amended and restated, the “Code of Business Conduct and Ethics”) pursuant to Rule 17j-1 promulgated under the 1940 Act, which applies to, among others, its officers, including its chief executive officer and its chief financial officer, as well as the members of the Board. The Fund’s Code of Business Conduct and Ethics can be accessed via the Fund’s website at https://www.futurestandard.com/investments/fs-specialty-lending-fund/corporate-governance. In addition, the Code of Business Conduct and Ethics is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. The Fund intends to disclose any amendments to or waivers of required provisions of the Code of Business Conduct and Ethics on Form 8-K, as required by the Exchange Act and the rules and regulations promulgated thereunder.
Practice and Policies Regarding Personal Trading and Hedging of Fund Equity
The Fund has also established a policy designed to prohibit our officers, trustees, and certain employees of the Adviser from purchasing or selling shares of the Fund while in possession of material nonpublic information, or otherwise using such information for their personal benefit or in any manner that would violate applicable laws and regulations. The policy also prohibits all trustees and officers from engaging in hedging or monetization transactions or similar arrangements with respect to the Fund’s securities without prior approval of the Fund’s chief compliance officer.
Compensation Discussion and Analysis
The Fund’s executive officers do not receive any direct compensation from the Fund. The Fund does not currently have any employees and does not expect to have any employees. As an externally managed closed-end fund, services necessary for the Fund’s business are provided by individuals who are employees of the Adviser or its affiliates or by individuals who are contracted by the Adviser, the Fund or their respective affiliates to work on behalf of the Fund pursuant to the terms of that certain investment advisory agreement, effective as of October 28, 2025 between the Fund and the Adviser (the “Investment Advisory Agreement”) and that certain administration agreement, dated as of October 28, 2025 (the “Administration Agreement”), between the Fund and the Adviser. Each of the Fund’s executive officers is an employee of the Adviser or its affiliates and the day-to-day investment operations and administration of the Fund’s portfolio are managed by the Adviser. In addition, the Fund will reimburse the Adviser for its allocable portion of expenses incurred by the Adviser in performing its obligations under the Investment Advisory Agreement and the Administration Agreement.
The Investment Advisory Agreement and the Administration Agreement provide that the Adviser (and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with, or acting on behalf of, the Adviser) shall be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by the Adviser, and the Adviser shall be held harmless for any loss or liability suffered by the Fund, arising out of the performance of any of its duties or obligations under the Investment Advisory Agreement or the Administration Agreement, respectively, or otherwise as the Fund’s investment adviser or administrator, respectively; provided, however, that the Adviser cannot be indemnified for any liability arising out of willful misfeasance, bad faith, or negligence in the performance of the Adviser’s duties or by reason of the reckless disregard of the Adviser’s duties and obligations under the Investment Advisory Agreement or the Administration Agreement, as applicable.
Trustee Compensation
The Fund does not pay compensation to its trustees who also serve in an executive officer capacity for the Fund or the Adviser. The Fund’s trustees who do not also serve in an executive officer capacity for the Fund or the Adviser are entitled to receive annual cash retainer fees, fees for participating in quarterly Board and Board committee meetings and certain other Board and Board committee meetings, and annual fees for serving as a committee chairperson. These trustees are Mr. Brown, Mr. Chandler, Mr. Goldstein, Mr. Pizzi and Mr. Ramos. Mr. Goldstein also receives an annual retainer for his service as lead Independent Trustee.
Amounts payable under these fee arrangements for the Fund are determined and paid quarterly in arrears as set forth below.
Amount
Annual Board Retainer	$100,000
Annual Lead Independent Trustee Retainer	$25,000
Board Meeting Fees	$2,500
Annual Committee Chair Retainers
Audit Committee	$20,000
Nominating and Corporate Governance Committee	$15,000
Committee Meeting Fees	$1,000
The Fund will also reimburse each of the above trustees for all reasonable and authorized business expenses in accordance with its policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each in-person Board meeting and each in-person Board committee meeting not held concurrently with a Board meeting.
The table below sets forth the compensation received by each current and former trustee from (i) the Fund and (ii) all of the companies in the Fund Complex, consisting of the Fund, FS Credit Opportunities Corp. and FS Credit Income Fund in the aggregate, for providing service during the fiscal year ended December 31, 2025. Our trustees do not receive any retirement benefits from us.
Name of Trustee	Fees Earned or Paid in Cash by the Fund	Total Compensation from the Fund	Total Compensation from the Fund Complex
Michael C. Forman	$—	$—	$—
Sidney R. Brown	$115,000	$115,000	$115,000
Gregory P. Chandler	$145,500	$145,500	$145,500
Richard I. Goldstein	$169,000	$169,000	$169,000
Cherles P. Pizzi	$139,000	$139,000	$139,000
Pedro A. Ramos	$128,000	$128,000	$128,000
Delinquent Section 16(a) Reports
Pursuant to Section 16(a) of the Exchange Act, the Fund’s trustees and executive officers, and any persons holding more than 10% of its common shares, are required to report their beneficial ownership and any changes therein to the SEC and the Fund. Specific due dates for those reports have been established, and the Fund is required to report herein any failure to file such reports by those due dates. Based on the Fund’s review of Forms 3, 4 and 5 filed by the Fund’s trustees and executive officers, any persons holding more than 10% of its common shares and information provided by the Fund’s trustees and officers, the Fund believes that during fiscal year ended December 31, 2025, all Section 16(a) filing requirements were timely satisfied.

Independent Registered Public Accounting Firm
Ernst & Young LLP (“Ernst & Young”) is the Fund’s independent registered public accounting firm. The appointment of Ernst & Young was previously recommended by the Audit Committee. The Fund knows of no direct financial or material indirect financial interest of Ernst & Young in the Fund. A representative of Ernst & Young is expected to be available to answer questions during the Annual Meeting and will have an opportunity to make a statement if he or she desires to do. The Fund engaged Ernst & Young to act as its independent registered public accounting firm for each of the fiscal years ended December 31, 2013 through December 31, 2025.
Fees
Set forth below are audit fees, audit related fees, tax fees and all other fees billed to the Fund by Ernst & Young for professional services performed for the fiscal years ended December 31, 2025 and 2024:
(a)
Audit Fees.   The aggregate fees billed to the Fund for the fiscal years ended December 31, 2025 and 2024 for professional services rendered by Ernst & Young, the Fund’s independent registered public accounting firm, for the audit of the Fund’s annual financial statements and services that are normally provided by Ernst & Young in connection with statutory and regulatory filings or engagements were $533,489 and $539,000, respectively.

(b)
Audit-Related Fees.   The aggregate fees billed to the Fund for the fiscal years ended December 31, 2025 and 2024 for assurance and related services by Ernst & Young that were reasonably related to the performance of the audit of the Fund’s financial statements and not reported in Item (a) above were $71,000 and $0, respectively.

(c)
Tax Fees.   The aggregate fees billed to the Fund for the fiscal year ended December 31, 2025 and 2024 for professional services rendered by Ernst & Young for tax compliance, tax advice and tax planning were $0 and $0, respectively.

(d)
All Other Fees.   No fees were billed to the Fund for the fiscal year ended December 31, 2025 and 2024 for products and services provided by Ernst & Young, other than the services reported in Items (a) through (c) above.

Pre-Approval Policies and Procedures
The Audit Committee reviews, negotiates and approves in advance the scope of work, any related engagement letter and the fees to be charged by the Fund’s independent registered public accounting firm for audit services and permitted non-audit services for the Fund and any affiliates thereof that provide services to the Fund if such non-audit services have a direct impact on the operations or financial reporting of the Fund. Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval in accordance with its pre-approval policy, irrespective of the amount of fees associated with such services, and cannot commence until such approval has been granted. Normally, pre-approval is considered at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the Fund’s independent registered public accounting firm to management. All of the audit and permitted non-audit services described above for which Ernst & Young billed the Fund for the fiscal years ended December 31, 2025 pre-approved by the Audit Committee.
Audit Committee Report
As part of its oversight of the Fund’s financial statements, the Audit Committee reviewed and discussed with both management and Ernst & Young, the Fund’s independent registered public accounting firm for the fiscal year ended December 31, 2025, the Fund’s consolidated financial statements filed with the SEC for the fiscal year ended December 31, 2025. Management advised the Audit Committee that all financial statements were prepared in accordance with U.S. generally accepted accounting principles, and reviewed significant accounting issues with the Audit Committee. The Audit Committee also discussed with Ernst &

Young the matters required to be discussed by the applicable requirements of the Public Fund Accounting Oversight Board (“PCAOB”), the SEC and the Auditing Standards Board of the American Institute of Certified Public Accountants.
The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax, and other services to be provided by the Fund’s independent registered public accounting firm. Pursuant to the policy, the Audit Committee pre-approves the audit and non-audit services performed by the Fund’s independent registered public accounting firm in order to assure that the provision of such services does not impair the firm’s independence.
Any requests for audit, audit-related tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval in accordance with its pre-approval policy, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by Ernst & Young to management.
The Audit Committee received and reviewed the written disclosures and the letter from Ernst & Young required by applicable requirements of the PCAOB regarding Ernst & Young’s communications with the Audit Committee concerning independence and has discussed with Ernst & Young its independence. The Audit Committee has reviewed the audit fees paid by the Fund to Ernst & Young. It has also reviewed non-audit services and fees to assure compliance with the Fund’s and the Audit Committee’s policies restricting Ernst & Young from performing services that might impair its independence.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements of the Fund as of and for the year ended December 31, 2025 be included in the Fund’s annual report on Form N-CSR for the fiscal year ended December 31, 2025 for filing with the SEC. The Audit Committee also recommended the appointment of Ernst & Young to serve as the independent registered public accounting firm of the Fund for the fiscal year ending December 31, 2026.
Audit Committee Members:
Gregory P. Chandler
Charles P. Pizzi
Pedro A. Ramos
Richard Goldstein
The material in this Audit Committee report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Fund under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
Conclusion
Based on its consideration of each of the above factors and such other information as the Board deemed relevant, the Board concluded that the Trustee Election Proposal is in the best interests of the Fund and the shareholders and recommended that the shareholders approve the Trustee Election Proposal.
Pursuant to Section 2-405(a)(1) of the Maryland General Corporation Law, any trustee who does not receive the vote required for election shall continue to serve as trustee of the Fund until such trustee resigns or such trustee’s successor is elected and qualifies.
Vote Required
Each trustee nominee shall be elected by a plurality of all the votes cast at the Annual Meeting by shareholders of the class or classes entitled to vote on such nominee, provided that a quorum is present. Plurality voting means that the trustee nominee with the most votes for a particular seat is elected for that seat. Each Share may be voted for as many individuals as there are trustee nominees and for whose election the share is entitled to be voted. Charles P. Pizzi and Pedro A. Ramos are to be elected by the holders of the Common Shares, voting together as a single class. Abstentions and Shares represented by broker non-votes will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote with respect to the Trustee Election Proposal. There will be no cumulative voting with respect to the Trustee Election Proposal.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE
“FOR” EACH OF THE TRUSTEE NOMINEES.

SUBMISSION OF SHAREHOLDER PROPOSALS
Pursuant to the SEC’s Rule 14a-8, a shareholder who intends to present a proposal at the Fund’s 2027 annual meeting of shareholders, including nomination of a trustee, must submit the proposal in writing to the Secretary of the Fund at FS Specialty Lending Fund, 3025 JFK Boulevard, Philadelphia, Pennsylvania 19104, and the Fund must receive the proposal no later than May 5, 2027 in order for the proposal to be considered for inclusion in the Fund’s proxy statement for that meeting (or if the 2027 annual meeting is held more than 30 days before or after the first anniversary of the 2026 Annual Meeting of shareholders, the Fund must receive such proposal within a reasonable time prior to the Fund beginning to print and distribute proxy materials for such meeting).
Notices of intention to present proposals, including nomination of a trustee, at the Fund’s 2027 annual meeting of shareholders should be addressed to the Secretary of the Fund and should be received by the Fund between April 5, 2027 and 5:00 PM, Eastern Time, on May 5, 2027, which such dates are the 120th day and 90th day, respectively, prior to the first anniversary of the 2026 annual meeting of shareholders. In the event that the date of the Fund’s 2027 annual meeting of shareholders is advanced by more than 30 days or delayed by more than 70 days from the first anniversary of the 2026 Annual Meeting of shareholders, a notice by the shareholder to be timely must be so delivered not earlier than the 120th day prior to the date of the 2027 annual meeting of shareholders and not later than 5:00 PM, Eastern Time, on the later of the 90th day prior to the date of the 2027 annual meeting of shareholders or the tenth day following the day on which public announcement of the date of the 2027 annual meeting of shareholders is first made. The submission of a proposal does not guarantee its inclusion in the Fund’s proxy statement or presentation at a meeting unless certain securities law requirements are met. The Fund reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with the foregoing or other applicable requirements.
OTHER MATTERS TO COME BEFORE THE MEETING
The Board is not aware of any matters that will be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, it is intended that the proxies that do not contain specific instructions to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.
INVESTMENT ADVISER AND ADMINISTRATOR AND CO-ADMINISTRATOR
Set forth below are the names and addresses of the Fund’s investment adviser and administrator and co-administrator:
INVESTMENT ADVISER AND ADMINISTRATOR	CO-ADMINISTRATOR
FS Specialty Lending Advisor, LLC 3025 JFK Boulevard Philadelphia, PA 19104	State Street Bank and Trust Fund One Congress Street Boston, MA 02114
PLEASE VOTE PROMPTLY BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE PAID RETURN ENVELOPE OR BY FOLLOWING THE INSTRUCTIONS PRINTED ON THE PROXY CARD, WHICH PROVIDES INSTRUCTIONS FOR AUTHORIZING A PROXY BY TELEPHONE OR THROUGH THE INTERNET. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

SCAN TO VIEW MATERIALS & VOTE FS SPECIALTY LENDING FUND 3025 JFK BLVD. OFC 500 PHILADELPHIA, PA 19104 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. T01240-P55006 FS SPECIALTY LENDING FUND The Board of Trustees recommends you vote FOR the following proposal: 1. To elect the following individuals as Class I trustees, to serve until the 2029 annual meeting of shareholders For Against Abstain Nominees: ! ! ! Charles P. Pizzi Pedro A. Ramos ! ! ! NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement is available at www.proxyvote.com.T01241-P55006FS SPECIALTY LENDING FUNDAnnual Meeting of ShareholdersAugust 3, 2026This proxy is solicited by the Board of TrusteesThe undersigned hereby appoints Stephen S. Sypherd and Kathryn Van Scoy, and each of them, as proxies of the undersigned with full power of substitution in each of them, to attend an Annual Meeting of Shareholders of FS Specialty Lending Fund, a Delaware statutory trust (the "Company"), to be held at 1:00 p.m., Eastern Time, on August 3, 2026, at the offices of the Company located at3025 JFK BLVD., OFC 500, PHILADELPHIA, PA 19104, and any adjournments or postponements thereof (the "Annual Meeting"), and vote as designated on the reverse side of this proxy card all of the common shares of beneficial interest, par value $0.001 per share, of the Company ("Common Shares") held of record by the undersigned as of any applicable record date.The proxy statement and the accompanying materials or a Notice of Internet Availability of Proxy Materials are being mailed on or about June 10, 2026 to shareholders of record as of June 8, 2026 and are available at www.proxyvote.com. All properly executed proxies representing Common Shares received prior to the Annual Meeting will be voted in accordance with the instructions marked thereon. If no specification is made, the common shares will be voted FOR the proposal: 1. To elect the following individuals as trustees, as outlined below:Class I Trustees to serve until 2029 Annual Meeting of ShareholdersCharles P. PizziPedro A. RamosIf any other business is presented at the Annual Meeting, this proxy will be voted by the proxies in their best judgment, including any motion to adjourn or postpone the Annual Meeting to another time and/or place for the purpose of soliciting additional proxies. At the present time, the board of trustees of the Company knows of no other business to be presented at the Annual Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise. Shareholders who execute proxies may revoke them with respect to a proposal by attending the Annual Meeting and voting his or her Common Shares in person or by submitting a letter of revocation or a later-dated proxy to the Company at the above address prior to the date of the Annual Meeting.Continued and to be signed on reverse side